   As filed with the Securities and Exchange Commission on December 28, 2000.
                                                           Registration No. 333-
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                   ----------

                               THE TIMKEN COMPANY
             (Exact name of registrant as specified in its charter)

             Ohio                                                 34-0577130
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               1835 Dueber Avenue, S.W., Canton, Ohio 44706-2798
          (Address of principal executive offices including zip code)

                  VOLUNTARY INVESTMENT PENSION PLAN FOR HOURLY
                        EMPLOYEES OF THE TIMKEN COMPANY
                            (Full title of the plan)

                                Scott A. Scherff
               Corporate Secretary and Assistant General Counsel
                            1835 Dueber Avenue, S.W.
                            Canton, Ohio 44706-2798
                    (Name and address of agent for service)

                                 (330) 438-3000
         (Telephone number, including area code, of agent for service)

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------
       Title of                                       Proposed               Proposed
      Securities                Amount                 Maximum                Maximum               Amount of
         to be                   to be             Offering Price            Aggregate            Registration
     Registered(1)            Registered              Per Share           Offering Price               Fee
--------------------------------------------------------------------------------------------------------------------
    Common Shares,
   without par value        350,000 shares          $14.41(2)              $5,043,500(2)           $1260.88
--------------------------------------------------------------------------------------------------------------------

(1) Pursuant to Rule 416(c) under the Securities Act of 1933, this registration statement also covers an indeterminate amount of interests to be offered pursuant to the Voluntary Investment Pension Plan for Hourly Employees of The Timken Company (the "Plan").

(2) Pursuant to Rule 457(h) under the Securities Act of 1933, this estimate is made solely for the purpose of calculating the amount of the registration fee and is based on the average of the high and low prices of the Common Shares of the Registrant on the New York Stock Exchange on December 22, 2000.

         Pursuant to General Instruction E to Form S-8, the contents of the registration statement on Form S-8 (Registration No. 333-66905) as filed with the Securities and Exchange Commission on November 6, 1998 to register the Common Shares, without par value, of the Registrant to be issued under the Plan are hereby incorporated by reference. This registration statement on Form S-8 is filed for the purpose of registering an additional 350,000 Common Shares of the Registrant under the Plan.

ITEM 8. EXHIBITS.

               The following Exhibits are being filed as part of this Registration Statement:

               4(a) Amended Articles of Incorporation of the Registrant (filed as Exhibit 4(a) to the Registrant's Registration Statement No. 333-02553 on Form S-8 and incorporated herein by reference)

               (b) Amended Code of Regulations of the Registrant (filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference)

               (c) Voluntary Investment Pension Plan for Hourly Employees of The Timken Company

               5           Opinion of Counsel

               23(a)       Consent of Independent Auditors

               (b)         Consent of Counsel (included in Exhibit 5)

               24          Power of Attorney



                                   SIGNATURES

                      Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this registration statement on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on this 28th day of December 2000.

                                                 THE TIMKEN COMPANY


                                                 By: /s/ GENE E. LITTLE
                                                    ----------------------------
                                                 Gene E. Little
                                                 Senior Vice President - Finance

                      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

             Signature                                 Title                                  Date
             ---------                                 -----                                  ----
*
--------------------------------------   Director and Chairman and Chief                  December 20, 2000
W.R. Timken, Jr.                         Executive Officer (Principal
                                         Executive Officer)

*
--------------------------------------   Senior Vice President - Finance                  December 20, 2000
Gene E. Little                           (Principal Financial and Accounting
                                         Officer)

*
--------------------------------------   Director                                         December 20, 2000
Stanley C. Gault

*
--------------------------------------   Director                                         December 20, 2000
James W. Griffith

*
--------------------------------------   Director                                         December 20, 2000
J. Clayburn LaForce, Jr.

*
--------------------------------------   Director                                         December 20, 2000
John A. Luke, Jr.

*
--------------------------------------   Director                                         December 20, 2000
Robert W. Mahoney

*
--------------------------------------   Director                                         December 20, 2000
Jay A. Precourt

*
--------------------------------------   Director                                         December 20, 2000
John M. Timken, Jr.

*
--------------------------------------   Director                                         December 20, 2000
Ward J. Timken

*
--------------------------------------   Director                                         December 20, 2000
Joseph F. Toot, Jr.

*
--------------------------------------   Director                                         December 20, 2000
Martin D. Walker

*
--------------------------------------   Director                                         December 20, 2000
Jacqueline F. Woods



* This registration statement has been signed on behalf of the above-named directors and officers of the Registrant by Gene E. Little, Senior Vice President - Finance of the Registrant, as attorney-in-fact pursuant to a power of attorney filed with the Securities and Exchange Commission as
      Exhibit 24 to this registration statement.

DATED:  December 28, 2000                       By: /s/ GENE E. LITTLE
                                                   _____________________________
                                                Gene E. Little, Attorney-in-Fact


      THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Canton, State of Ohio, on this 28th day of December 2000.

                                          VOLUNTARY INVESTMENT PENSION PLAN FOR
                                          HOURLY EMPLOYEES OF THE TIMKEN COMPANY

                                          By: /s/ GENE E. LITTLE
                                             -----------------------------------
                                          Gene E. Little
                                          Senior Vice President - Finance

                                  EXHIBIT INDEX

               The following Exhibits are being filed as part of this Registration Statement:

               4(a) Amended Articles of Incorporation of the Registrant (filed as Exhibit 4(a) to the Registrant's Registration Statement No. 333-02553 on Form S-8 and incorporated herein by reference)

               (b) Amended Code of Regulations of the Registrant (filed as Exhibit 3.1 to the Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference)

               (c) Voluntary Investment Pension Plan for Hourly Employees of The Timken Company

               5           Opinion of Counsel

               23(a)       Consent of Independent Auditors

               (b)         Consent of Counsel (included in Exhibit 5)

               24          Power of Attorney